Exhibit 10.19

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

dated as of November 17, 2021 among

ALTRA INDUSTRIAL MOTION CORP.,

the Subsidiary Guarantors from time to time party hereto,

and

BANK OF MONTREAL,

as Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

SECTION 1.01. Credit Agreement 1

SECTION 1.02. Other Defined Terms 1

ARTICLE II GUARANTEE

SECTION 2.01. Guarantee 6

SECTION 2.02. Guarantee of Payment 6

SECTION 2.03. No Limitations, Etc 6

SECTION 2.04. Reinstatement 7

SECTION 2.05. Agreement to Pay; Subrogation 7

SECTION 2.06. Information 7

SECTION 2.07. Keepwell 8

SECTION 2.08. Limitation on Obligations of Subsidiary Guarantors 8

ARTICLE III PLEDGE OF SECURITIES

SECTION 3.01. Pledge 8

SECTION 3.02. Delivery of the Pledged Collateral 9

SECTION 3.03. Representations and Warranties 10

SECTION 3.04. Certification of Limited Liability Company Interests and Limited

Partnership Interests 11

SECTION 3.05. Registration in Nominee Name; Denominations 12

SECTION 3.06. Voting Rights; Dividends and Interest, Etc 12

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01. Security Interest 14

SECTION 4.02. Representations and Warranties 15

SECTION 4.03. Covenants 17

SECTION 4.04. Other Actions 18

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral 19

ARTICLE V REMEDIES

SECTION 5.01. Remedies Upon Default 21

SECTION 5.02. Application of Proceeds 22

SECTION 5.03. Grant of License to Use Intellectual Property 23

SECTION 5.04. Federal Securities Laws, Etc 23

ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01. Indemnity and Subrogation 24

SECTION 6.02. Contribution and Subrogation 24

SECTION 6.03. Subordination 24

ARTICLE VII

NON-CREDIT AGREEMENT SECURED PARTIES

SECTION 7.01. Authorization and Authority 25

SECTION 7.02. Exculpatory Provisions 25

SECTION 7.03. Reliance by Collateral Agent 25

SECTION 7.04. Resignation of Agent 26

SECTION 7.05. Agent May File Proofs of Claim 26

SECTION 7.06. Cash Management Banks and Hedge Banks 26

ARTICLE VIII MISCELLANEOUS

SECTION 8.01. Notices 27

SECTION 8.02. Security Interest Absolute 27

SECTION 8.03. Survival of Agreement 27

SECTION 8.04. Binding Effect; Several Agreement 27

SECTION 8.05. Successors and Assigns 28

SECTION 8.06. Collateral Agent’s Fees and Expenses; Indemnification 28

SECTION 8.07. Collateral Agent Appointed Attorney-in-Fact 28

SECTION 8.08. Applicable Law 29

SECTION 8.09. Waivers; Amendment 29

SECTION 8.10. WAIVER OF JURY TRIAL 29

SECTION 8.11. Severability 30

SECTION 8.12. Counterparts 30

SECTION 8.13. Headings 30

SECTION 8.14. Jurisdiction; Consent to Service of Process 30

SECTION 8.15. Termination or Release 30

SECTION 8.16. Additional Subsidiaries 31

SECTION 8.17. Right of Setoff 31

ii

This GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 17, 2021 (this “Agreement”), is entered into by and among ALTRA INDUSTRIAL MOTION CORP., a Delaware corporation (the “Company”), the Guarantors from time to time party hereto and Bank of Montreal (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and BMO, as administrative agent (in such capacity, the “Agent”) and as Collateral Agent.

The Lenders and the Issuing Banks (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Company and the Designated Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend credit to the Company and the Designated Borrowers are conditioned upon, among other things, the execution and delivery of this Agreement by the Company and each Guarantor. Each Guarantor is an affiliate of the Company, will derive substantial benefits from the extension of credit to the Company and the Designated Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement or the Credit Agreement have the meanings specified in the New York UCC.

(b) The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Accounts Receivable” shall mean all Accounts, Instruments, Payment Intangibles and other accounts receivable and all rights, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Agent” shall have the meaning assigned to such term in the preliminary statement.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Anti-Assignment Laws” shall mean Sections 9-406, 9-407, 9-408 and 9-409 of the Uniform Commercial Code or any other similar applicable law or principle of equity.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01(a).

“Claiming Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Company” shall have the meaning assigned to such term in the preamble.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the medium of fixation or means of expression and (b) all registrations and applications for registration of the foregoing in the United States or any other country, including registrations, recordings, supplemental registrations, pending applications for registration and renewals in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Excluded Deposit Accounts” shall mean Deposit Accounts that are solely used for the payment of salaries and wages, workers’ compensation and similar expenses, trust accounts, client fund accounts and employee benefit accounts, in each case holding designated funds for the benefit of directors, officers, employees, customers or clients.

“Excluded Property” shall mean the following:

(a)
motor vehicles and other assets subject to certificates of title;

(b)
those assets over which the granting of security interests in such assets would be prohibited by any applicable law, rule, regulation or any contract that is permitted under the Credit Agreement (only to the extent that (i) such contractual restriction exists on the Closing Date and is not incurred in contemplated of the Closing Date or (ii) in the case of (x) any entity that becomes a subsidiary of the Company or a Guarantor after the Closing Date or (y) any asset acquired after the Closing Date, such contractual restriction is not incurred in contemplation of

(x) such entity becoming a subsidiary of the Company or a Guarantor or (y) the acquisition of such asset) (including the requirement to obtain consent of any Governmental Authority) after giving effect to the Anti-Assignment Laws, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition;

(c)
assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) as reasonably determined in good faith by the Company (it being understood that no Grantor shall be required to enter into any security agreement or pledge agreement governed by foreign law);

(d)
any lease, permit, license or other agreement or any property subject to a purchase money security interest, capital lease obligation or similar arrangement to which a Grantor is a party, in each case permitted under the Credit Agreement, to the extent that a grant of a security interest therein would violate or invalidate such lease, permit, license, agreement or purchase money arrangement, capital lease obligation or similar arrangement or create a right of termination in favor of, or require the consent of, any other party thereto (other than the Company or any wholly owned subsidiary of the Company) after giving effect to the Anti-Assignment Laws, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition;

(e)
those assets as to which the Agent and the Company reasonably agree that the cost, burden, difficulty or consequence of obtaining a security interest in such assets is, or perfection thereof is, excessive in relation to the benefit to the Lenders of the security to be afforded thereby;

(f)
Excluded Stock and Equity Interests of Unrestricted Subsidiaries;

(g)
any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the Anti-Assignment Laws;

(h)
any intent-to-use trademark or service mark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law;

(i)
Excluded Deposit Accounts;

(j)
cash to secure letter of credit reimbursement obligations so long as the letter of credit is issued pursuant to Section 2.03 of the Credit Agreement;

(k)
(A) any fee-owned real property having a fair market value (as determined by the Company in good faith) not in excess of $15,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition) and (B) any real property leasehold interest;

(l)
any accounts receivable and related assets subject to a Permitted Receivables Facility in which an effective grant of a security interest has been conveyed to the applicable third party buyer, lender or purchaser;

(m)
Letter-of-Credit Rights with a face amount less than or equal to

$10,000,000 (except to the extent such rights constitute Supporting Obligations with respect to other Collateral that is otherwise perfected pursuant to the terms hereof);

(n)
margin stock and, to the extent requiring the consent of one or more third parties (other than the Company or any wholly owned Subsidiary or any director, officer or employee thereof) or prohibited by the terms of organizational documents, joint venture agreement or shareholders’ agreement, Equity Interests in any Person other than wholly-owned Subsidiaries, in each case after giving effect to the Anti-Assignment Laws; and

(o)
Commercial Tort Claims seeking damages in an amount reasonably estimated to be less than $10,000,000;

in each case other than any Proceeds, substitutions or replacements of any of the assets described in clauses (a) through (o) (unless any such Proceeds, substitution or replacement would in itself constitute an asset described in clauses (a) through (o)); provided that, notwithstanding anything herein to the contrary, any of the assets described in clauses (a) through (o) shall not be Excluded Property immediately upon all of the applicable condition(s), restriction(s) or prohibition(s) causing such asset (or such portion thereof) to be Excluded Property ceasing to exist.

“Excluded Stock” shall have the meaning assigned to such term in Section 3.01.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“Grantors” shall mean the Company and the other Guarantors.

“Guarantor” shall mean the Company (except with respect to Obligations of the Company) and each of the Subsidiary Guarantors.

“Indemnified Amount” shall have the meaning assigned to such term in Section 6.02.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature, including (a) inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and (b) all embodiments or fixations thereof and registrations therefor and franchises, and all additions, improvements and accessions to any of the foregoing.

“IP Security Agreements” shall mean, collectively, Patent Security Agreements in the form of Exhibit C hereto, Trademark Security Agreements in the form of Exhibit D hereto and Copyright Security Agreements in the form of Exhibit E hereto.

“BMO” shall have the meaning assigned to such term in the preamble.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to intellectual property to which any Grantor is a party, including those listed on Schedule III.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Credit Agreement Secured Parties” shall have the meaning assigned to such term in

Section 7.01.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor:

(a)
all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Company.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Securities” shall mean any promissory notes, stock certificates, unit certificates, limited liability membership interest certificates and other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation and each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other Person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.

“Security Interest” shall have the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantor” shall mean (a) the entities identified on Schedule I hereto as Subsidiary Guarantors and (b) each other entity that becomes a party to this Agreement as a Guarantor after the date hereof.

“Supplement” shall have the meaning assigned to such term in Section 8.16.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names,

fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Uniform Commercial Code” means the New York UCC; provided that, if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

ARTICLE II GUARANTEE

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees, to each of the Secured Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Company or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed any of the Obligations (or the accrual or collection thereof) or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Company, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations, Etc. (a) Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 8.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release (except as expressly provided in Section 8.15) from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations (other than contingent indemnification and expense obligations as to which no claim or demand has been asserted)). Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(c)
To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Loan Party, other than the payment in full in cash of all the Obligations (other than contingent indemnification and expense obligations as to which no claim or demand has been asserted). The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other Loan Party or exercise any other right or remedy available to them against the Company or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations (other than contingent indemnification and expense obligations as to which no claim or demand has been asserted) have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that this Agreement and such Guarantor’s guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Company, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Company’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that neither the

Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor that would otherwise not be an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the payment in full in cash of all the Obligations (other than contingent indemnification and expense obligations as to which no claim or demand has been asserted). Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.08. Limitation on Obligations of Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under its guarantee hereunder shall be limited to an aggregate amount equal to the largest amount that would not render such guarantee subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of applicable law.

ARTICLE III PLEDGE OF SECURITIES

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under:

(d)
(i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II), (ii) any other Equity Interests obtained after the date hereof by such Grantor and (iii) the certificates and any other instruments, if any, representing all such Equity Interests (all the foregoing in this clause (a) collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include
(x)
more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or CFC Holdco and (y) any Equity Interests in any Person (other than any wholly owned Subsidiary), but only to the extent that an assignment of, pledge of, or grant of a security interest in, such Equity Interests is prohibited by the terms of the organizational documents or any other agreement entered into with other equity holders thereof or would create an enforceable right of termination in favor of any other party thereto (other than a prohibition or right that can be rendered ineffective solely with the consent of the Company or any of its wholly owned Subsidiaries), after giving effect to the Anti-Assignment Laws (all of the foregoing in subclauses (x) and (y) to this proviso of clause (a) collectively referred to herein as the “Excluded Stock”),

(e)
(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to or held by such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities in clauses (b)(i) and (b)(ii) above (all the foregoing in this clause (b) collectively referred to herein as the “Pledged Debt Securities”),

(c)
all other property of such Grantor that is delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01,

(d)
subject to Section 3.06, all payments of principal, and all interest, dividends or other distributions, whether paid or payable in cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above,

(e)
subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and

(f)
all Proceeds of any of the foregoing,

excluding, in each case, any Excluded Property (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is Excluded Property, the security interest granted under this Section 3.01 shall not attach to, and none of the Pledged Stock, Pledged Debt Securities or other Pledged Collateral shall include, such Excluded Property; provided, however, that the security interest granted under this Section 3.01 shall immediately attach to, and the Pledged Stock or Pledged Debt Securities, as applicable, and the Pledged Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, to be held for the benefit of the Secured Parties, any and all certificates, instruments or other documents representing or evidencing Pledged Stock

(x)
subject to Section 5.11 of the Credit Agreement, on the date hereof (or on such later date as the Collateral Agent, in its sole discretion, may agree), in the case of any such Pledged Stock owned by such Grantor on the date hereof, and (y) within sixty (60) days (or on such later date as the Collateral Agent, in its sole discretion, may agree) after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Stock acquired by such Grantor after the date hereof.

(b) Each Grantor (i) will cause (A) all Indebtedness for borrowed money owed to such Grantor by the Company or any Subsidiary of the Company and (B) all Indebtedness for borrowed money (other than Cash Equivalents) in a principal amount of $10,000,000 or more owed to such Grantor by any other Person, in each case, to be evidenced by a duly executed promissory note (which may be a global intercompany note) (x) subject to Section 5.11 of the Credit Agreement, on the date hereof (or such later date as the Collateral Agent, in its sole discretion, may agree), in the case of any such Indebtedness existing on the date hereof or

(y)
within sixty (60) days following the making or acquisition thereof (or on such later date as the Collateral Agent, in its sole discretion, may agree) in the case of Indebtedness funded or acquired after the date hereof, and (ii) agrees to deliver or cause to be delivered to the Collateral Agent, to be held for the benefit of the Secured Parties, any and all Pledged Debt Securities (other than promissory notes or other evidences of Indebtedness owed by Persons other than the Company or any Subsidiary of the Company in a principal amount of less than $10,000,000) (x) subject to Section 5.11 of the Credit Agreement, on the date hereof (or on such later date as the Collateral Agent, in its sole discretion, may agree), in the case of Pledged Debt Securities owned or held by such Grantor on the date hereof, and (y) within sixty (60) days (or on such later date as the Collateral Agent, in its sole discretion, may agree) after the acquisition thereof (and in any event as required under the Credit Agreement), in the case of any Pledged Debt Securities acquired by such Grantor after the date hereof.

(c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing the applicable Pledged Securities, which schedule shall be deemed to supplement Schedule II and be made a part hereof; provided that failure to so supplement Schedule II shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement, and not replace, any prior schedules so delivered.

SECTION 3.03. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent, for the benefit of the Secured Parties, that:

(f)
Schedule II sets forth a true and complete list, with respect to each Grantor and as of the date hereof, of the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes (it being understood that to the extent any promissory notes are superseded by a global intercompany note, only such global intercompany note is required to be listed) required to be pledged hereunder;

(g)
the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable (to the extent applicable) and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; provided, with respect to Pledged Stock and Pledged Debt Securities that are not issued by the Company or any Grantor, this Section 3.03(b) is limited to the knowledge of the Company or the applicable Grantor, as the case may be;

(h)
except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II (as supplemented from time to time) as owned by such Grantor, (ii) holds the same free and clear of all Liens (other than Liens permitted under Section 6.01 of the Credit Agreement), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted under Section 6.01 of the Credit Agreement) and any such transfers made in compliance with the Credit Agreement, and
(i)
will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(i)
except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder, unless, in each instance, such restriction has been effectively waived pursuant to the terms of such agreement, charter or by-laws;

(j)
each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) shall, at its own expense, take any and all commercially reasonable action necessary to defend its title or interest to any material Pledged Collateral against any and all Liens (other than Liens permitted under Section 6.01 of the Credit Agreement), however arising, of all Persons whomsoever;

(k)
except as otherwise obtained, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement to the Collateral Agent for the benefit of the Secured Parties, (ii) with respect to the pledge of the Pledged Securities or (iii) with respect to the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Pledged Securities by laws affecting the offering and sale of securities generally or by applicable local laws in the case of any Equity Interests in any Foreign Subsidiary;

(l)
subject to applicable local laws in the case of any Equity Interests in any Foreign Subsidiary, by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement (and assuming the Collateral Agent shall have received such Pledged Securities without actual knowledge of any adverse claim), the Collateral Agent, for the benefit of the Secured Parties, will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(m)
subject to applicable local law in the case of any Equity Interest in any Foreign Subsidiary, the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and all action by any Grantor necessary or desirable to protect and perfect the Lien on the Pledged Collateral has been duly taken.

SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each Grantor acknowledges and agrees that (i) to the extent any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Loan Parties) and pledged hereunder is a “security” within the meaning of Article 8 of the Uniform Commercial Code of the applicable jurisdiction and is governed by Article 8 of the Uniform Commercial Code of the applicable jurisdiction, such interest shall be certificated and such certificate shall be delivered to the Collateral Agent and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Loan Parties) and pledged hereunder that is not a “security” within the meaning of Article 8 of the Uniform Commercial Code of the applicable jurisdiction, the terms of such interest shall at no time provide that such interest is a “security” within the meaning of Article 8 of the Uniform Commercial Code of any jurisdiction, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Collateral Agent that the terms of such interest so provide that such interest is a “security” within the meaning of

Article 8 of the Uniform Commercial Code of any jurisdiction and such interest is thereafter represented by a certificate and such certificate shall be delivered to the Collateral Agent.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities that have been delivered or are required to be delivered under this Agreement to the Collateral Agent for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 7.01(e) of the Credit Agreement, the Collateral Agent shall have given any Grantor notice of its intent to exercise its rights under this Agreement:

(n)
Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights and remedies of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(i)
The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(ii)
Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall, if received by any Grantor, be and become part of the Pledged Collateral, and, if required to be delivered to the Collateral Agent hereunder, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement, stock power or other instrument of transfer). For the avoidance of doubt, the foregoing proviso shall not apply to dividends between or among the Company, the Guarantors and any Restricted Subsidiaries of the Company consisting only of property subject to a perfected security interest under this Agreement.

•
Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under Section 7.01(e) of the Credit Agreement, after the Collateral Agent shall have notified any applicable Grantor of the suspension of such Grantor’s rights under paragraph (a)(iii) of this Section 3.06, then all rights of any such Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement, stock power or other instrument of transfer). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Collateral Agent has received from the Company reasonably satisfactory evidence of any such cure, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

•
Upon the occurrence and during the continuance of an Event of Default, and, other than in the case of an Event of Default under Section 7.01(e) of the Credit Agreement, after the Collateral Agent shall have notified any applicable Grantor of the suspension of its rights under paragraph (a)(i) of this Section 3.06, and in accordance with applicable law, then, subject to Section 5.04, all rights of any such Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights, and such permission shall not constitute a rescission or amendment of this Agreement. After all Events of Default have been cured or waived and the Collateral Agent has received from the Company reasonably satisfactory evidence relating to any such cure, all rights vested in the Collateral Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to under paragraph (a)(i) of this Section 3.06.

•
Any notice described in this Section 3.06 given by the Collateral Agent to the Grantors exercising its rights under this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors (with a copy to the Company) at the same or different times and (iii) may suspend the rights and powers of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 3.06 in part without suspending all such rights or powers (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights or powers so long as an Event of Default has occurred and is continuing.

ARTICLE IV

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (together with the security interests granted pursuant to Article III, the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(o)
all Accounts;

(p)
all Chattel Paper;

(q)
all cash, Cash Equivalents and Deposit Accounts;

(r)
all Documents;

(s)
all Equipment;

(t)
all General Intangibles, including all Intellectual Property;

(u)
all Instruments;

(v)
all Inventory;

(w)
all other Goods;

(x)
all Investment Property;

(y)
all Letter-of-Credit Rights;

(z)
all Commercial Tort Claims described on Schedule IV, as such schedule may be supplemented from time to time pursuant to Section 4.04(f);

(aa)
all books and records pertaining to the Article 9 Collateral; and

(bb)
to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that, notwithstanding anything else herein to the contrary, the Security Interest shall not cover, and the term “Article 9 Collateral” shall not include, any Excluded Property (it being understood that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be Excluded Property).

(b)
Each Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets, whether now owned or hereafter acquired” of such Grantor or words of similar effect or of a lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including

(A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information required for any such filing to the Collateral Agent promptly upon request.

Each Grantor also ratifies its authorization for the Collateral Agent (or its designee) to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent (or its designee) is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable (as reasonably determined by the Collateral Agent) for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c)
The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a)
Each Grantor has good and valid rights or right to transfer rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not interfere with its ability to (i) conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes or (ii) grant the Security Interest, and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)
The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (or, in the case of the legal name, jurisdiction and chief executive office of each Grantor and the information set forth in Schedule 3 of the Perfection Certificate, in all respects) as of the Closing Date.

(c)
The Security Interest granted by each Grantor constitutes (i) a legal and valid security interest in all Article 9 Collateral of such Grantor securing the payment and performance of the Obligations, (ii) upon (A) the filing of a UCC-1 financing statement delivered to the Collateral Agent for filing in the appropriate jurisdictions set forth on Schedule 3 of the

Perfection Certificate or, after the date hereof, as notified to the Agent pursuant to Section 5.10 of the Credit Agreement and (B) the payment of all applicable fees, a perfected security interest in all Article 9 Collateral of such Grantor in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral of such Grantor in which a security interest may be perfected upon the receipt and recording of the IP Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and in each case no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any jurisdiction in the United States; provided that additional filings may be required (i) to perfect the security interest in any Copyrights, exclusive Copyright Licenses, Patents or Trademarks acquired by any Grantor after the date hereof,

(ii) as provided under applicable law with respect to the filing of continuation statements or (iii) due to changes to a Grantor’s name or its jurisdiction of organization that occur after the date hereof. To the extent such Security Interest can be perfected by making the filings and recordations described in the immediately preceding sentence, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.01 of the Credit Agreement that have priority as a matter of law.

(cc)
The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.01 of the Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.01 of the Credit Agreement.

(dd)
Schedule III sets forth, as of the Closing Date, a true and complete list, with respect to each Grantor, of (i) all Patents that have been granted by the United States Patent and Trademark Office and Patents for which United States applications are published and pending,

(ii) all Copyrights that have been registered with the United States Copyright Office and Copyrights for which United States registration applications are pending, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee, in each case truly and completely specifying the name of the registered owner, title, type of mark, registration or application number, a brief description thereof and, if applicable, the licensee, licensor and date of license agreement. In the event any Supplement shall set forth any Patents, Copyrights, Trademarks or exclusive Copyright Licenses, Schedule III shall be deemed to be supplemented to include the reference to such Patents, Copyrights, Trademarks or exclusive Copyright Licenses, in the same form as such reference is set forth on such Supplement.

(ee)
Schedule IV sets forth, as of the date hereof, a true and complete list, with respect to each Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages in an amount reasonably estimated to exceed $10,000,000, including a summary description of such claim.

SECTION 4.03. Covenants. (a) Each Grantor agrees to be bound by the provisions of Sections 2.15, 5.01, 5.04, 5.10, 5.11, 5.13 and 9.20 of the Credit Agreement with the same force and effect, and to the same extent, as if references therein to the Company or any Borrower were references to such Grantor and such Grantor were a party to the Credit Agreement. Each Grantor agrees to provide the Agent with certified organizational documents reflecting any of the changes described in Section 5.10(d) of the Credit Agreement.

(ff)
Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include materially complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times during the continuance of an Event of Default as the Collateral Agent may reasonably request, to use its commercially reasonable efforts consistent with its current practices to promptly prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the type, value and location of any and all Article 9 Collateral.

(gg)
Each Grantor shall, at its own expense, take any and all actions reasonably necessary to defend title to any material portion of the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof in each case against any Lien not expressly permitted pursuant to Section 6.01 of the Credit Agreement.

(hh)
Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Collateral Agent may from time to time reasonably request to better assure, obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing and recording of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. Each Grantor will provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created pursuant to this Agreement.

(ii)
At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Article 9 Collateral and not expressly permitted by Section 5.13 or Section 6.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or the other Loan Documents, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization and such payments and expenses shall be additional Obligations secured and guaranteed hereunder; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

(jj)
Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(kk)
No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except, in each case, as expressly permitted by Section 6.01 of the Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(ll)
No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts or any Payment Intangibles included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, settlements or releases granted or made in the Ordinary Course of Business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(mm)
Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Article 9 Collateral in accordance with the requirements set forth in Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured and guaranteed hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral, in each case subject to the penultimate paragraph of Section 3.01 of the Credit Agreement:

(a)
Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments with a value in excess of $10,000,000 or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b)
[Reserved].

(c)
[Reserved].

(d)
Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with an aggregate value in excess of $10,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for such Grantor to make alterations to such Electronic Chattel Paper or transferable record permitted under Section 9-105 of the Uniform Commercial Code or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e)
Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit with a face amount greater than $10,000,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f)
Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(g)
Accounts. Notwithstanding anything to the contrary, no Grantor shall be required, nor shall the Collateral Agent be authorized, to enter into any control agreements with respect to any cash or cash equivalents (including any Cash Equivalents), Deposit Accounts, Securities Accounts or Commodity Accounts.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as shall be consistent with commercially reasonable business judgment, each Grantor agrees that it will not do any act, or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act, or omitting to do any act), that could reasonably be expected to result in any

Patent that is material to the conduct of such Grantor’s business becoming invalidated or dedicated to the public (except as a result of expiration of such Patent at the end of its statutory term), and agrees that it shall continue, to the extent consistent with past practice, to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(nn)
Except to the extent consistent with commercially reasonable business judgment, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any valid claim of abandonment or invalidity for non-use, (ii) maintain at least the quality of products and services offered under such Trademark, (iii) consistent with past practice, display such Trademark, if registered, with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(oo)
Except to the extent consistent with commercially reasonable business judgment, each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

(pp)
Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business has or may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark, or Copyright, its right to register the same, or its right to keep and maintain the same (other than office actions or other determinations in the ordinary course of prosecution before the United States Patent and Trademark Office or the United States Copyright Office or any court or similar office of any country).

(qq)
Each Grantor will take all necessary steps that are consistent with its current practice or commercially reasonable business judgment in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks, Copyrights and exclusive Copyright Licenses that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(rr)
In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third Person, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with its commercially reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(ss)
Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon the request of the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License in which such Grantor is a licensee, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the benefit of the Secured Parties.

(tt)
Notwithstanding anything to the contrary herein, no Grantor shall be required to (i) make any filings or take any other action to record or perfect the Collateral Agent’s Lien on any Intellectual Property outside of the United States or (ii) enter into security agreements governed by laws other than the laws of the United States, or any state, territory or political subdivision thereof.

ARTICLE V REMEDIES

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any or all of the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, except as expressly provided below in this Section 5.01, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give each applicable Grantor ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party (if any) from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, if a written agreement to purchase the Collateral or any portion thereof is entered into, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose under this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as set forth in Section 7.03 of the Credit Agreement, which is incorporated by reference herein. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by the Collateral Agent, the Agent or any Lender or any other Secured Party to collect such deficiency. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other Obligations.

SECTION 5.03. Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and during the continuation of an Event of Default, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media that constitutes Collateral in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and, to the extent permitted by applicable law as necessary to enforce the rights granted herein, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property; provided that (i) such license shall be subject to the rights of any licensee under any exclusive license granted prior to such Event of Default, (ii) to the extent such license is a sublicense of a Grantor’s rights as licensee under any third party license, the license to the Collateral Agent shall be in accordance with any limitations in such third party license, including prohibitions on further sublicensing, and (iii) such licenses to be granted hereunder with respect to material Trademarks shall be subject to the maintenance of quality standards with respect to the products and services in connection with which any such Trademarks are used sufficient to preserve the validity of such Trademarks. Each Grantor further agrees to cooperate with the Collateral Agent in any attempt to prosecute or maintain the Intellectual Property or sue for infringement of the Intellectual Property. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Federal Securities Laws, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statutes as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, and shall be authorized to, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale may assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, “blue sky” or other state securities laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall not incur any responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Company agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security and Guarantee Document to satisfy in whole or in part a claim of any Secured Party, the Company shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security and Guarantee Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Company as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value and the fair market value of such assets, as the case may be (the “Indemnified Amount”), in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 8.16 after the date hereof, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Guarantor’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Obligations constituting Swap Obligations, only those Contributing Guarantors for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Guarantor in respect thereof, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.

SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of the Company or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

ARTICLE VII

NON-CREDIT AGREEMENT SECURED PARTIES

SECTION 7.01. Authorization and Authority. (a) THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS A COLLATERAL AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING THAT, AND EACH CASH MANAGEMENT BANK AND EACH HEDGE BANK (TOGETHER WITH THEIR SUCCESSORS AND ASSIGNS, THE “NON-CREDIT AGREEMENT SECURED PARTIES”), BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED THAT, THE COLLATERAL AGENT SHALL NOT HAVE ANY DUTY NOR SHALL OWE ANY OBLIGATION NOR SHALL HAVE ANY RESPONSIBILITY (FIDUCIARY OR OTHERWISE) TO THE NON-CREDIT AGREEMENT SECURED PARTIES, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT IN ACCORDANCE WITH THEIR TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE VII AND THE OTHER PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS LIMITING THE RESPONSIBILITY OR LIABILITY OF THE COLLATERAL AGENT. WITHOUT LIMITING THE FOREGOING, THE NON-CREDIT AGREEMENT SECURED PARTIES, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE OTHER SECURITY AND GUARANTEE DOCUMENTS, SHALL BE DEEMED TO HAVE WAIVED ANY RIGHT THEY MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO COMPEL THE SALE OR OTHER DISPOSITION OF ANY COLLATERAL, AND ANY OBLIGATION THE COLLATERAL AGENT MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE, TO OBTAIN ANY MINIMUM PRICE FOR ANY COLLATERAL UPON THE SALE THEREOF, IT BEING EXPRESSLY UNDERSTOOD, AND THE AVAILABILITY OF THE BENEFITS OF THIS AGREEMENT TO THE NON-CREDIT AGREEMENT SECURED PARTIES BEING CONDITIONED UPON THE UNDERSTANDING, THAT THE SOLE RIGHT OF THE NON-CREDIT AGREEMENT SECURED PARTIES SHALL BE TO RECEIVE THEIR APPLICABLE RATABLE SHARE OF ANY PROCEEDS OF THE COLLATERAL IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT AND THE

CREDIT AGREEMENT. It is understood and agreed that the use of the term “agent” herein or in any Loan Document (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b) In this connection, the Collateral Agent, and any co-agents, sub-agents and attorneys-in-fact appointed by the Agent pursuant to Section 8.05 of the Credit Agreement for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted hereunder or under the other Security and Guarantee Documents, or for exercising any rights and remedies thereunder at the direction of the Agent, shall be entitled to the benefits of all provisions of this Article VII and of Sections 9.04(a) and (b) of the Credit Agreement (as though such co- agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) as if set forth in full herein with respect thereto. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Non-Credit Agreement Secured Party hereby agrees that no Non-Credit Agreement Secured Party, in its capacity as such, shall have any right individually to realize upon any Collateral subject to any Security and Guarantee Documents, it being understood and agreed that all powers, rights and remedies hereunder or thereunder may be exercised solely by the Collateral Agent, on behalf of the Secured Parties, in accordance with the terms hereof or thereof, as applicable.

SECTION 7.02. Exculpatory Provisions. (a) The Collateral Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Collateral Agent in writing by the Company or a Lender.

(b) The Collateral Agent shall not be responsible to any Non-Credit Agreement Secured Party for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document.

SECTION 7.03. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 7.04. Resignation of Agent. The Collateral Agent may at any time resign in accordance with Section 8.06 of the Credit Agreement.

SECTION 7.05. Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Collateral Agent shall be entitled and empowered, by intervention in such proceeding or otherwise:

(uu)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel) allowed in such judicial proceeding; and

(vv)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its respective agents and counsel.

SECTION 7.06. Cash Management Banks and Hedge Banks. Without limiting the foregoing provisions, no Non-Credit Agreement Secured Party that obtains the benefits of any guarantee or any Collateral by virtue of the provisions hereof or of any other Security and Guarantee Document shall have any right to (a) direct the actions of the Collateral Agent hereunder, (b) receive notice of any action or to consent to any action, (c) direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Collateral (including the enforcement of any provisions of this Agreement against any Grantor, the exercise of any remedy hereunder, the release or impairment of any Collateral hereunder or the consent to any amendment or modification of this Agreement or the grant of any waiver hereunder) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VII to the contrary, the Collateral Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, any Secured Cash Management Obligations or Secured Hedging Obligations unless the Collateral Agent has received written notice of such Obligations, together with such supporting documentation as the Collateral Agent may request, from the applicable Cash Management Bank or Hedge Bank, as applicable.

ARTICLE VIII MISCELLANEOUS

SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Company as provided in Section 9.02 of the Credit Agreement.

SECTION 8.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non- perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 8.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding (except as has been Cash Collateralized) and so long as the Commitments have not expired or terminated.

SECTION 8.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 8.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 8.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) The Guarantors and the Grantors jointly and severally agree to reimburse the Agent for its fees and expenses incurred hereunder to the extent provided in Section 9.04 of the Credit Agreement as if each reference therein to the Company or any Borrower were a reference to the Guarantors and Grantors.

(ww)
The Guarantors and Grantors jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.04 of the Credit Agreement as if each reference to the Company or any Borrower therein were a reference to the Guarantors and Grantors.

(xx)
Any such amounts payable as provided hereunder, including as provided in Sections 8.06(a) and 8.06(b), shall be additional Obligations secured hereby and by the other Security and Guarantee Documents. The provisions of this Section 8.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.08 of the Credit Agreement.

(yy)
WITHOUT LIMITING ARTICLE VII, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE GUARANTEES (IF APPLICABLE) AND SECURITY INTERESTS CREATED HEREBY, EACH SECURED PARTY ACKNOWLEDGES THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT AND AGREES TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN

SECTION 8.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith, as determined by a court of competent jurisdiction by final and nonappealable judgment.

SECTION 8.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.01 of the Credit Agreement.

SECTION 8.10.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER

LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

SECTION 8.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by fax, “.pdf”, or other similar electronic format shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 8.14. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(zz)
Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 8.14. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(aaa)
Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Loan Document will affect the right of the Collateral Agent to serve process in any other manner permitted by law.

SECTION 8.15. Termination or Release. (a) Subject to Section 2.04, this Agreement, the guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than contingent indemnification and expense obligations as to which no claim or demand has been asserted) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, no Letter of Credit is outstanding (except as has been Cash Collateralized) and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(bbb)
A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Restricted Subsidiary.

(ccc)
Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not the Company or a Guarantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 8.10 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(ddd)
In connection with any termination or release pursuant to paragraph (a),
(b)
or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code amendments or termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 8.06, the Company shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 8.15. In the event of any such termination or release, Schedules II, III and IV to this Agreement shall be deemed to be modified to remove the Collateral with respect to which the Security Interest and the other security interests granted hereby have been so released.

SECTION 8.16. Additional Subsidiaries. Any Restricted Subsidiary that is required to become a party hereto pursuant to Section 5.10 of the Credit Agreement shall enter into this Agreement as a Guarantor and a Grantor as and when required by such Section. Upon execution and delivery by the Collateral Agent and such Restricted Subsidiary of a supplement (the “Supplement”) in the form of Exhibit A hereto, such Restricted Subsidiary shall become a Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 8.17.Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all Collateral that is security for any of its Obligations (including any and all deposits (general or special, time or demand, provisional or final, in whatever currency)) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.21 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Loans owing to such Defaulting Lender as to which it exercised such right of set-off. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 8.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and Issuing Bank agrees to notify the Company and the Agent promptly after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 8.18.Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Agreed Currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the applicable Agreed Currency with such other currency at BMO’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(b) The obligation of any Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender or the Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be), of any sum adjudged to be so due in such othercurrency, such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender or the Agent (as the case may be) in the applicable Primary Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender or the Agent (as the case may be) in the applicable Primary Currency, such Lender or the Agent (as the case may be) agrees to remit to the applicable Borrower such excess.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALTRA INDUSTRIAL MOTION CORP.

By: /s/ Todd Patriacca

Name: Todd Patriacca

Title: Vice President Finance, Corporate Controller and Treasurer

AMERICAN PRECISION INDUSTRIES INC. AMERIDRIVES INTERNATIONAL,

LLC

AS MOTION NORTH AMERICA INC. THOMSON LINEAR LLC

FORMSPRAG LLC GUARDIAN COUPLINGS LLC INERTIA DYNAMICS, LLC WARNER ELECTRIC LLC BOSTON GEAR LLC

JACOBS VEHICLE SYSTEMS, INC. PACSCI MOTION CONTROL, £NC. KOLLMORGEN CORPORATION THOMSON INDUSTRIES, £NC.

KILIAN MANUFACTURING CORPORATION

TB WOOD'S CORPORATION

TB WOOD’S INCORPORATED

By: /s/ Todd Patriacca

Name: Todd Patriacca

Title: Treasurer

[Signature Page to Guarantee and Collateral Agreement]

BANK OF MONTREAL,

as Collateral Agent

By: /s/ Matthew Gerber

/s/

Name: Matthew Gerber

Title: Managing Director

[Signature Page to Guarantee and Collateral Agreement]

SUBSIDIARY GUARANTORS

1.
American Precision Industries Inc.

2.
Ameridrives International, LLC

3.
AS Motion North America Inc.

4.
Boston Gear LLC

5.
Formsprag LLC

6.
Guardian Couplings LLC

7.
Inertia Dynamics, LLC

8.
Jacobs Vehicle Systems, Inc.

9.
Kilian Manufacturing Corporation

10.
Kollmorgen Corporation

11.
PacSci Motion Control, Inc.

12.
TB Wood's Corporation

13.
TB Wood's Incorporated

14.
Thomson Industries, Inc.

15.
Thomson Linear LLC

16.
Warner Electric LLC

1

Schedule I to the Guarantee and

Collateral Agreement

2

EQUITY INTERESTS

* Certificate is in the name of Altra Industrial Motion, Inc. In November 2013, Altra Industrial Motion, Inc. changed its name to Altra Power Transmission, Inc. In December 2014, Altra Power Transmission, Inc. was merged into Altra Industrial Motion Corp. New certificates have not been issued in the name of Altra Industrial Motion Corp.

3

Schedule II to the Guarantee and

Collateral Agreement

* Certificate is in the name of Altra Industrial Motion, Inc. In November 2013, Altra Industrial Motion, Inc. changed its name to Altra Power Transmission, Inc. In December 2014, Altra Power Transmission, Inc. was merged into Altra Industrial Motion Corp. New certificates have not been issued in the name of Altra Industrial Motion Corp.

4

Grantor	Issuer	Jurisdiction of Organization of Issuer	Number; Class of Shares/Interests	Certificated? (If yes, certificate number(s)?)	Percentage of Ownership Interest[1]
Altra Industrial Motion Corp.	Altra Industrial Motion (Thailand) Ltd.	Thailand	37,495 shares (of 37,500 shares total; par value 100 Baht per share)	N/A	99.9867%
Altra Industrial Motion Corp.	Guardian Couplings LLC	Delaware	100%; LLC Interests	N/A	100%
Altra Industrial Motion Corp.*	Nuttall Gear L L C	Delaware	1; LLC Interests	002	100%
Altra Industrial Motion Corp.*	Ameridrives International, LLC	Delaware	100%; LLC Interests	002	100%
Altra Industrial Motion Corp.*	Formsprag LLC	Delaware	861,429; Units	005	100%
Altra Industrial Motion Corp.*	Warner Electric LLC	Delaware	1; LLC Interests	003	100%
Altra Industrial Motion Corp.*	Warner Electric Technology LLC	Delaware	1; LLC Interests	003	100%
Altra Industrial Motion Corp.	Svendborg Brakes USA, LLC	Delaware	100%; LLC Interests	N/A	100%
Altra Industrial Motion Corp.*	Boston Gear LLC	Delaware	1; LLC Interests	002	100%
Boston Gear LLC	Bauer Gear Motor LLC	Delaware	100%; LLC Interests	001	100%
Altra Industrial Motion Corp.*	Inertia Dynamics, LLC	Delaware	100%; LLC Interests	002	100%
Altra Industrial Motion Corp.*	Kilian Manufacturing Corporation	Delaware	10; Stock, no par value	103	100%
Kilian Manufacturing Corporation	Kilian Canada ULC	Canada	300; Common Shares, no par value	Certification #2 – 195 Common Shares; Certificate #3 – 105 Common Shares	100%

1 Note: This column represents all of the Equity Interests owned by the relevant Grantor in the applicable issuer, but only Equity Interests that are required to be pledged pursuant to the terms of the Loans Documents will be pledged.

* Certificate is in the name of Altra Industrial Motion, Inc. In November 2013, Altra Industrial Motion, Inc. changed its name to Altra Power Transmission, Inc. In December 2014, Altra Power Transmission, Inc. was merged into Altra Industrial Motion Corp. New certificates have not been issued in the name of Altra Industrial Motion Corp.

5

Schedule II to the Guarantee and

Collateral Agreement

Grantor	Issuer	Jurisdiction of Organization of Issuer	Number; Class of Shares/Interests	Certificated? (If yes, certificate number(s)?)	Percentage of Ownership Interest[1]
Altra Industrial Motion Corp.*	TB Wood’s Corporation	Delaware	1,000; Common Stock, $0.01 par value per share	C-1	100%
TB Wood’s Corporation	TB Wood’s Incorporated	Pennsylvania	1,125,000; Common Stock, $0.10 par value per share	2	100%
TB Wood’s Incorporated	Industrial Blaju, S.A. de C.V.	Mexico	38,252,094 (of 38,252,095 total Shares); Shares representing variable capital of the company, with a nominal value of $1.00 (one Peso 00/100 M.N.) per share	2 (25,229,382 Shares); 3 (13,022,712 Shares)	99.9999%
TB Wood’s Incorporated	TB Wood’s Canada Ltd.	Canada	5,255; Common Shares	1015 (3,415 shares); 1016 (1,840 shares)	100%
Altra Industrial Motion Corp.	Altra Industrial Motion International Holding, LLC	Delaware	1,000; Common Stock, $1.00 par value per share	4 (650 shares); 5 (350 shares)	100%
Altra Industrial Motion Corp.	Altra Industrial Motion Netherlands C.V.	Netherlands	0.1%; Partnership Interests	Uncertificated	0.1%
Altra Industrial Motion Corp.	Stevens Holding Company, Inc.	Delaware	1,000 shares; common stock	Yes, #3	100%
AS Motion North America Inc.	G&L Motion Control Inc.	Delaware	100 shares; common stock	Yes, #5	100%
AS Motion North America Inc.	Thomson Linear LLC	Delaware	100%; Membership Units	Yes, #7	100%
AS Motion North America Inc.	American Precision Industries Inc.	Delaware	100 shares; common stock	Yes, #4	100%
American Precision Industries Inc.	Portescap U.S. Inc.	New York	1,000 shares; common stock	No	100%

* Certificate is in the name of Altra Industrial Motion, Inc. In November 2013, Altra Industrial Motion, Inc. changed its name to Altra Power Transmission, Inc. In December 2014, Altra Power Transmission, Inc. was merged into Altra Industrial Motion Corp. New certificates have not been issued in the name of Altra Industrial Motion Corp.

6

* Certificate is in the name of Altra Industrial Motion, Inc. In November 2013, Altra Industrial Motion, Inc. changed its name to Altra Power Transmission, Inc. In December 2014, Altra Power Transmission, Inc. was merged into Altra Industrial Motion Corp. New certificates have not been issued in the name of Altra Industrial Motion Corp.

7

Schedule II to the Guarantee and

Collateral Agreement

Grantor	Issuer	Jurisdiction of Organization of Issuer	Number; Class of Shares/Interests	Certificated? (If yes, certificate number(s)?)	Percentage of Ownership Interest[1]
American Precision Industries Inc.	Heat Transfer Guarantee Co. LLC	Delaware	100%; Membership units	No	100%
American Precision Industries Inc.	API Harowe (St. Kitts) Ltd.	Saint Kitts and Nevis	100%; Membership Units	No	100%
American Precision Industries Inc.	Portescap S.A.	Switzerland	112,000; Common stock	No	100%
AS Motion North America Inc.	Motion Engineering Incorporated	California	100 shares; Common Stock	Yes, #4	100%
Motion Engineering Incorporated	Portescap Co., Ltd.	Japan	100 Shares (out of 60,100 issued); Common Stock	No	Approx. 0.2%
AS Motion North America Inc.	Ball Screws and Actuators Co., Inc.[2]	California	100 Shares; Class A Common Stock	Yes, #4	100%
AS Motion North America Inc.	Wermex Corporation	Texas	650 shares; Common Stock	Yes, #10	100%
AS Motion North America Inc.	Thomson Industries, Inc.	Delaware	1 Share; Common Stock	Yes, #4	100%
Thomson Industries, Inc.	ABEK LLC	Delaware	100%; Membership Units	Yes, #DHR-004	100%
Thomson Industries, Inc.	Thomson Industries S. de R.L. CV	Mexico

1 (one) equity interest of the fixed capital of the company, with a value of $2,970.00 (two thousand nine hundred and seventy pesos 00/100 Mexican Currency), and (ii) 1 (one) equity interest in variable capital of the company, with value of

$49,006.00 (forty nine thousand and six pesos 00/100

Mexican Currency)

				No	Approx. 98.07%

8

2 The stock is issued in the name of “Balls Screws and Actuators Co., Inc.” but the entity name per the certificate of incorporation is “Balls Screws & Actuators Co. Inc.”

9

Schedule II to the Guarantee and

Collateral Agreement

Grantor	Issuer	Jurisdiction of Organization of Issuer	Number; Class of Shares/Interests	Certificated? (If yes, certificate number(s)?)	Percentage of Ownership Interest[1]
PacSci Motion Control, Inc.	Kollmorgen Corporation	New York	10 Shares; Common Stock	Yes, #4	100%
PacSci Motion Control, Inc.	TGA Motion AB	Sweden	1,000 Shares; Common Stock	No	100%
AS Motion LLC	PacSci Motion Control, Inc.	Massachusetts	2,350 shares	Yes, #8	100%
AS Motion LLC	Jacobs Vehicle Systems, Inc.	Delaware	1,000 shares	Yes, #2	100%
AS Motion LLC	AS Motion North America Inc.	Delaware	1 share	Yes, #3	100%

PLEDGED DEBT SECURITIES

1. Global Intercompany Note, dated as of the date hereof, among the Company and the Subsidiaries of the Company party thereto

5

Intellectual Property

United States Patents and Patent Applications

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
American Precision Industries, Inc.	United States	Permanent Magnet Wrap Spring Clutch	12/434,815	05/04/2009	8,256,598	09/04/2012	12/20/2030
American Precision Industries, Inc.	United States	Contaminant Resistant Motors for Surgical Instruments	15/466,762	03/22/2017	10,389,202	08/20/2019	07/29/2037

Inertia Dynamics, LLC	United States	Wrap Spring Clutch Coupling With Quick Release Feature	12/868,007	08/25/2010	8,439,177	05/14/2013	08/23/2031
Inertia Dynamics, LLC	United States	Wrap Spring Clutch Coupling With Forced Spring Clearance Disengagement	12/968,972	12/15/2010	8,695,773	04/15/2014	05/02/2032
Inertia Dynamics, LLC	United States	Cable Wrap Clutch With Torque Limiter Shutoff and Operator Control Re- Engagement	15/159,044	05/19/2016	10,066,680	09/04/2018	12/07/2036

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Method and System for Engine Braking in an Internal Combustion Engine Using a Stroke Limited High Pressure Engine Brake	10/101,629	03/21/2002	6,866,017	03/15/2005	06/08/2022
Jacobs Vehicle Systems, Inc.	United States	Lost Motion System and Method for Fixed-Time Valve Actuation	10/246,670	09/19/2002	6,694,933	02/24/2004	09/19/2022
Jacobs Vehicle Systems, Inc.	United States	Integrated Primary and Auxiliary Valve Actuation System	10/342,178	01/15/2003	6,854,433	02/15/2005	01/21/2023
Jacobs Vehicle Systems, Inc.	United States	Compact Lost Motion System for Variable Valve Actuation	10/408,254	04/08/2003	6,883,492	04/26/2005	04/24/2023
Jacobs Vehicle Systems, Inc.	United States	Compact Lost Motion System for Variable Valve Actuation	11/102,804	04/11/2005	7,152,576	12/26/2006	06/19/2023

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	System and Method for Internal Exhaust Gas Recirculation	10/660,508	09/12/2003	6,827,067	12/07/2004	09/12/2023
Jacobs Vehicle Systems, Inc.	United States	System and Method for Modifying Engine Valve Lift	10/816,828	04/05/2004	6,920,868	07/26/2005	09/12/2023
Jacobs Vehicle Systems, Inc.	United States	Multiple Slave Piston Valve Actuation System	10/733,516	12/12/2003	7,559,300	07/14/2009	05/25/2026
Jacobs Vehicle Systems, Inc.	United States	System and Method of Retaining Hydraulic Fluid in a Hydraulic Valve Actuation System	10/737,932	12/18/2003	7,059,283	06/13/2006	12/18/2023
Jacobs Vehicle Systems, Inc.	United States	Engine Braking Method and Apparatus	10/739,098	12/19/2003	7,162,996	01/16/2007	06/02/2024
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System With Valve Seating Control	10/826,404	04/19/2004	7,156,062	01/02/2007	04/19/2024

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	System and Method for Valve Actuation	11/012,324	12/16/2004	7,069,888	07/04/2006	12/16/2024
Jacobs Vehicle Systems, Inc.	United States	Apparatus and Method for Controlling Exhaust Pressure	11/030,895	01/10/2005	7,350,502	04/01/2008	01/10/2025
Jacobs Vehicle Systems, Inc.	United States	System and Method for Multi-Lift Valve Actuation	11/059,378	02/17/2005	7,066,159	06/27/2006	02/17/2025
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge With Integrated Lost Motion System	11/079,249	03/15/2005	7,905,208	03/15/2011	02/16/2026
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge With Integrated Lost Motion System	13/004,695	01/11/2011	8,578,901	11/12/2013	04/01/2025
Jacobs Vehicle Systems, Inc.	United States	Primary and Offset Actuator Rocker Arms for Engine Valve Actuation	11/123,063	05/06/2005	7,392,772	07/01/2008	05/06/2025

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Method of Modifying Exhaust Valve Timing to Improve Engine Performance	11/159,275	06/23/2005	7,237,540	07/03/2007	12/22/2023
Jacobs Vehicle Systems, Inc.	United States	Combined Exhaust Restriction and Variable Valve Actuation	11/202,201	08/12/2005	7,954,465	06/07/2011	03/17/2028
Jacobs Vehicle Systems, Inc.	United States	System and Method for Hydraulic Valve Actuation	11/290,518	12/01/2005	7,555,998	07/07/2009	12/01/2025
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System With Valve Seating Control	11/401,260	04/11/2006	8,453,613	06/04/2013	02/04/2031
Jacobs Vehicle Systems, Inc.	United States	Self-Adjusting Valve Catch With Valve Seating Control	12/233,312	09/18/2008	8,079,338	12/20/2011	11/29/2027
Jacobs Vehicle Systems, Inc.	United States	Method of Operating an Engine Brake	11/429,225	05/08/2006	7,284,533	10/23/2007	05/08/2026

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Finger Follower Lost Motion Valve Actuation System With Locating Link	11/524,292	09/21/2006	7,600,497	10/13/2009	11/14/2027
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System and Method of Driving Two Slave Pistons With One Master Piston	11/637,047	12/12/2006	7,665,432	02/23/2010	03/09/2027
Jacobs Vehicle Systems, Inc.	United States	Engine Brake Apparatus	11/976,793	10/29/2007	7,793,624	09/14/2010	02/14/2028
Jacobs Vehicle Systems, Inc.	United States	Method for Variable Valve Actuation to Provide Positive Power and Engine Braking	12/073,020	02/28/2008	7,565,896	07/28/2009	02/28/2028
Jacobs Vehicle Systems, Inc.	United States	Engine Brake Having an Articulated Rocker Arm and a Rocker Shaft Mounted Housing	12/076,173	03/14/2008	7,823,553	11/02/2010	04/27/2029
Jacobs Vehicle Systems, Inc.	United States	Individua Rocker Shaft and Pedestal Mounted Engine Brake	12/754,346	04/05/2010	8,528,508	09/10/2013	04/27/2029

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Rocker Shaft Pedestal Incorporating an Engine Valve Actuation System or Engine Brake	13/080,497	04/05/2011	8,726,863	05/20/2014	11/24/2028
Jacobs Vehicle Systems, Inc.	United States	Variable Valve Actuation System	12/155,243	05/30/2008	8,087,392	01/03/2012	05/01/2030
Jacobs Vehicle Systems, Inc.	United States	Engine braking apparatus with mechanical linkage and lash adjustment	12/217,813	07/09/2008	7,789,065	09/07/2010	12/30/2028
Jacobs Vehicle Systems, Inc.	United States	Engine braking apparatus with mechanical linkage and lash adjustment	12/854,716	08/11/2010	7,909,017	03/22/2011	07/09/2028
Jacobs Vehicle Systems, Inc.	United States	Dedicated Rocker Arm Engine Brake	13/257,240	04/27/2009	8,851,048	10/07/2014	12/13/2030
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation System for Engine Braking and Early Exhaust Opening	12/436,573	05/06/2009	7,712,449	05/11/2010	05/06/2029

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Exhaust Brake	12/483,854	06/12/2009	7,735,466	06/15/2010	06/12/2029
Jacobs Vehicle Systems, Inc.	United States	Bias System for Dedicated Engine Braking Rocker Arm in a Lost Motion System	12/533,702	07/31/2009	7,971,569	07/05/2011	12/30/2029
Jacobs Vehicle Systems, Inc.	United States	Bias System for Dedicated Engine Braking Rocker Arm in a Lost Motion System	13/160,112	06/14/2011	8,151,763	04/10/2012	07/31/2029
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation System With Valve Catch Piston	12/852,115	08/06/2010	8,516,984	08/27/2013	03/10/2031
Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	13/192,330	07/27/2011	8,936,006	01/20/2015	01/17/2033
Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	14/274,899	05/12/2014	10,851,717	12/01/2020	12/22/2031

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Combined Engine Braking and Positive Power Engine Lost Motion Valve Actuation System	16/689,937	11/20/2019
Jacobs Vehicle Systems, Inc.	United States	Primary and Auxiliary Rocker Arm Assembly for Engine Valve Actuation	13/481,026	05/25/2012	8,627,791	01/14/2014	05/25/2032
Jacobs Vehicle Systems, Inc.	United States	Method and System for Engine Cylinder Decompression	13/624,478	09/21/2012	8,863,726	10/21/2014	09/21/2032
Jacobs Vehicle Systems, Inc.	United States	Engine System and Operation Method Using Engine Braking Mechanisms for Early Exhaust Valve Opening	14/008,811	02/25/2013	9,234,467	01/12/2016	02/25/2033
Jacobs Vehicle Systems, Inc.	United States	Engine System and Operation Method Using Engine Braking Mechanisms for Early Exhaust Valve Opening	14/954,413	11/30/2015	9,845,713	12/19/2017	02/25/2033

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Hydraulic Lash Adjustment in an Internal Combustion Engine	13/946,860	07/19/2013	9,200,541	12/01/2015	07/19/2033
Jacobs Vehicle Systems, Inc.	United States	Integrated Lost Motion Rocker Brake With Automatic Reset	14/035,707	09/24/2013	9,016,249	04/28/2015	12/05/2033
Jacobs Vehicle Systems, Inc.	United States	Rocker Latch for Controlling Engine Valve Actuation	14/133,090	12/18/2013	9,410,455	08/09/2016	08/12/2034
Jacobs Vehicle Systems, Inc.	United States	Start of an Internal Combustion Engine With at Least One Engine Valve in an Open State During Cranking	15/184,904	06/16/2016	9,739,184	08/22/2017	12/18/2033
Jacobs Vehicle Systems, Inc.	United States	Apparatus and System Comprising Integrated Master- Slave Pistons for Actuating Engine Valves	14/188,867	02/25/2014	9,068,478	06/30/2015	02/25/2034

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Intra-Cylinder Auxiliary Actuation of Engine Valves Through Selective Discontinuation of Main Valve Events	14/190,540	02/26/2014	9,347,383	05/24/2016	09/03/2034
Jacobs Vehicle Systems, Inc.	United States	Controlling Motion of a Movable Part	14/227,122	03/27/2014	9,091,184	07/28/2015	03/27/2034
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Valve Actuation Systems With Locking Elements Including Wedge Locking Elements	14/331,982	07/15/2014	9,790,824	10/17/2017	10/25/2031
Jacobs Vehicle Systems, Inc.	United States	Apparatus and System Comprising Collapsing and Extending Mechanisms for Actuating Engine Valves	14/561,908	12/05/2014	9,512,746	12/06/2016	03/16/2035
Jacobs Vehicle Systems, Inc.	United States	Linkage Between an Auxiliary Motion Source and a Main Motion Load Path in an Internal Combustion Engine	14/735,247	06/10/2015	10,626,763	04/21/2020	09/16/2037

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Linkage Between an Auxiliary Motion Source and a Main Motion Load Path in an Internal Combustion Engine	16/796,653	02/20/2020
Jacobs Vehicle Systems, Inc.	United States	System Comprising an Accumulator Upstream of a Lost Motion Component in a Valve Bridge	14/799,837	07/15/2015	9,702,276	07/11/2017	09/08/2035
Jacobs Vehicle Systems, Inc.	United States	Pushrod Assembly	14/800,092	07/15/2015	10,077,686	09/18/2018	09/16/2035
Jacobs Vehicle Systems, Inc.	United States	Stystem Comprising a Pumping Assembly Operatively Connected to a Valve Actuation Motion Source or Valve Train Compoent	14/846,098	09/04/2015	10,711,662	07/14/2020	09/04/2035
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Assembly in a Valve Bridge for Use with a Valve Train Comprising a Hydraulic Lash Adjuster	14/858,644	09/18/2015	9,611,767	04/04/2017	10/01/2035

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	System and Method of Adjusting Actuating Timing of Valves in a Piston Engine	15/522,529	10/23/2015	10,329,969	06/25/2019	11/05/2035
Jacobs Vehicle Systems, Inc.	United States	Method and Apparatus for Combine Exhaust and Compression Release Engine Braking	15/253,708	08/31/2016	10,132,247	11/20/2018	10/14/2036
Jacobs Vehicle Systems, Inc.	United States	Method and Apparatus for Determining Exhaust Brake Failure	15/390,512	12/25/2016	10,513,989	10/24/2019	10/14/2036
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Differential Valve Actuation	15/272,986	09/22/2016	10,184,363	01/22/2019	09/22/2036
Jacobs Vehicle Systems, Inc.	United States	System for Engine Valve Actuation Comprising Lash- Prevention Valve Actuation Motion	15/280,063	09/29/2016	10,526,936	01/07/2020	11/12/2036
Jacobs Vehicle Systems, Inc.	United States	Removable Valve Bridges and Valve Actuation Systems Including the Same	15/692,773	08/31/2017	10,683,778	06/16/2020	08/31/2037

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Counter Flow Management and Valve Motion Sequencing in Enhanced Engine Braking	16/054,701	08/03/2018
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Counter Flow Management and Valve Motion Sequencing in Enhanced Engine Braking	16/054,721	08/03/2018	10,753,289	08/25/2020	10/29/2038
Jacobs Vehicle Systems, Inc.	United States	Variable Length Piston Assemblies for Engine Valve Actuation Systems Rocker Arm With Lost Motion Assembly	16/151,803	10/04/2018	10,774,693	09/15/2020	10/04/2038
Jacobs Vehicle Systems, Inc.	United States	Lash Adjustment in Lost Motion Engine Systems	16/186,500	11/10/2018	10,590,810	03/17/2020	11/10/2038
Jacobs Vehicle Systems, Inc.	United States	Lash Adjuster Control in Engine Valve Actuation Systems	16/409,614	05/10/2019

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Rocker Arm Control System	16/295,637	03/07/2019	10,634,019	04/28/2020	03/07/2039
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for IEGR Using Secondary Intake Valve Motion and Lost-Motion Reset	16/364,355	03/26/2019	11,149,599	10/19/2021	03/26/2039
Jacobs Vehicle Systems, Inc.	United States	Engine Valve Actuation Systems With Lost Motion Valve Train Components Including Collapsing Valve Bridges With Locking Pin	16/455,248	06/27/2019	10,851,682	12/01/2020	06/07/2039
Jacobs Vehicle Systems, Inc.	United States	Systems and Methods for Combined Engine Braking and Lost Motion Exhaust Valve Opening	16/513,608	07/16/2019	11,156,135	10/26/2021	09/10/2039
Jacobs Vehicle Systems, Inc.	United States	Lost Motion Variable Valve Actuation Systems and Methods	16/566,832	09/10/2019

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Response Time in Lost Motion Valve Trains	16/573,660	09/17/2019
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Systems Comprising Valve Bridge Guide	16/676,140	11/06/2019	10,883,392	01/05/2021	11/06/2039
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Systems Comprising Valve Bridge Guide	15/929,504	05/06/2020	11,053,819	07/06/2021	11/06/2039
Jacobs Vehicle Systems, Inc.	United States	Valve Bridge Comprising Concave Chambers	17/305,165	07/01/2021
Jacobs Vehicle Systems, Inc.	United States	Finger Follower for Lobe Switching and Single Source Lost Motion	16/706,226	12/06/2019	11,060,426	07/13/2021	12/06/2039
Jacobs Vehicle Systems, Inc.	United States	Finger Follower for Lobe Switching and Single Source Lost Motion	15/929,899	05/28/2020

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Finger Follower for Lobe Switching and Single Source Lost Motion	17/305,637	07/12/2021
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Two Rocker Arms and a Collapsing Mechanism	16/706,701	12/07/2019
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising at Least Two Rocker Arms and a One-Way Coupling Mechanism	16/706,704	12/07/2019
Jacobs Vehicle Systems, Inc.	United States	Selective Resetting Lost Motion Engine Valve Train Components	16/743,183	01/15/2020
Jacobs Vehicle Systems, Inc.	United States	Systems Having Deactivator Controller Operatively Connected to Deactivators for at Least Two Cylinders and Methods for Cylinder Deactivation	16/947,239	07/24/2020

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Jacobs Vehicle Systems, Inc.	United States	Combined Positive Power and Cylinder Deactivation Operation With Secondary Valve Event	16/947,505	08/04/2020
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising in-Series Lost Motion Components for Use in Cylinder Deactivation and Auxillary Valve Actuations	17/247,481	12/12/2020
Jacobs Vehicle Systems, Inc.	United States	Engine Valve Actuation With Handoff Control Between Cooperative Vale Actuation Motions	17/249,090	02/19/2021	11,131,222	09/28/2021	02/19/2041
Jacobs Vehicle Systems, Inc.	United States	Single Actuator Valve Sequencing in Cylinder Deactivation and High-Power Density (HPD) Braking Engine Environments	17/301,414	04/01/2021
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation and Sequencing for Cylinder Deactivation and	17/301,419	04/02/2021

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
		High-Power Density (HPD) Braking
Jacobs Vehicle Systems, Inc.	United States	Valve Actuation System Comprising Lost Motion and High Lift Transfer Components in a Main Motion Load Path	17/302,475	05/04/2021

Kollmorgen Corporation	United States	Design for Frameless Cartridge Motors	10/067,117	02/04/2002	6,577,036	06/10/2003	02/04/2022
Kollmorgen Corporation	United States	Reaction Force Transfer System	10/155,058	05/24/2002	6,844,635	01/18/2005	05/24/2022
Kollmorgen Corporation	United States	Highly Efficient Permanent Magnet Brushless Motor	10/624,258	07/21/2003	7,105,973	09/12/2006	07/21/2023
Kollmorgen Corporation	United States	Current Sensor for DC Powered Three Phase Motor Control System	10/655,993	09/05/2003	6,998,800	02/14/2006	05/31/2024
Kollmorgen Corporation	United States	Method for Winding a Stator of Multi- Phase Motors	10/791,422	03/02/2004	7,135,799	11/14/2006	03/02/2024

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kollmorgen Corporation	United States	Method for Winding a Stator of Multi- Phase Motors	11/172,324	06/30/2005	7,152,301	12/26/2006	03/02/2024
Kollmorgen Corporation	United States	Dynamic Braking for Electric Motors	12/481,925	06/10/2009	8,154,228	04/10/2012	07/22/2030
Kollmorgen Corporation	United States	Auto-Tune of a Control System Based on Frequency Response	12/687,385	01/14/2010	8,214,063	07/03/2012	01/02/2031
Kollmorgen Corporation	United States	Environmentally Protected Housingless Generator/Motor	13/091,962	04/21/2011	9,035,503	05/19/2015	10/09/2032
Kollmorgen Corporation	United States	Separable Tooth Tip Armature Construction	13/157,516	06/10/2011	8,786,157	07/22/2014	01/26/2032
Kollmorgen Corporation	United States	Safe Torque Off Over Network Wiring	13/214,507	08/22/2011	8,566,415	10/22/2013	11/01/2031
Kollmorgen Corporation	United States	Systems and Methods for Supporting Two Different Protocols on a Same Physical Connection	13/294,236	11/11/2011	9,634,863	04/25/2017	11/14/2033
Kollmorgen Corporation	United States	Large Diameter Rotary Motor Driven by Flux Switching	15/154,853	05/13/2016	10,772,578	09/15/2020	12/01/2036

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Kollmorgen Corporation	United States	Self-Sanitizing Electrical Machine	15/248,312	08/26/2016	10,383,962	08/20/2019	08/26/2036
Kollmorgen Corporation	United States	Self-Sanitizing Electrical Machine	16/509,795	07/12/2019
Kollmorgen Corporation	United States	Hygienic Motor Cable Vent Connector Apparatus and Method	15/248,538	08/26/2016	10,873,154	12/22/2020	04/05/2038
Kollmorgen Corporation	United States	Hygienic Adapter for Electrical Motors	15/254,680	09/01/2016	10,230,283	03/12/2019	09/09/2037
Kollmorgen Corporation	United States	System and Method for Improved DC Power Line Communication	15/274,517	09/23/2016	10,374,468	08/06/2019	08/01/2037
Kollmorgen Corporation	United States	System and Method for Improved DC Power Line Communication	16/282,982	02/22/2019	10,770,929	09/08/2020	10/08/2036
Kollmorgen Corporation	United States	Segmented Brushless Stator Interconnect System	15/288,793	10/07/2016	10,468,930	11/05/2019	07/21/2037
Kollmorgen Corporation	United States	Method and Apparatus for Power- Saving, Fail-Safe Control of an	15/411,759	01/20/2017	10,520,050	12/31/2019	01/20/2037

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Electromechanical Brake
Kollmorgen Corporation	United States	Robot Arm Joint	15/819,174	11/21/2017	11,161,258	11/02/2021	03/30/2039
Kollmorgen Corporation	United States	Method and Apparatus for Limiting the Output Voltages of Switch Mode Power Supplies	16/247,478	01/14/2019	10,840,696	11/17/2020	03/30/2039
Kollmorgen Corporation	United States	System for Measuring Motor Temperature	16/824,370	03/19/2020
Kollmorgen Corporation	United States	Method and Apparatus for the Safe Limitation of Motor Torque in a Three-Phase Drive	16/926,244	07/10/2020
Kollmorgen Corporation	United States	DC Current Regulator With Supercapacitor	17/037,044	09/29/2020
Kollmorgen Corporation	United States	Motor Drive Enclosure	29/331,633	01/29/2009	D619104	07/06/2010	07/06/2024
Kollmorgen Corporation	United States	Motor Drive Enclosure	29/331,637	01/29/2009	D608300	01/19/2010	01/19/2024

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date

TB Wood's Incorporated	United States	Flexible Coupling Device	11/256,463	10/21/2005	7,390,265	06/24/2008	08/29/2026

Thomson Industries, Inc.	United States	Overload Prevention Device for Permanent Magnet DC Motors	11/461,170	07/31/2006	7,622,876	11/24/2009	03/30/2027
Thomson Industries, Inc	United States	Apparatus and Methods for Controlling Hydraulically- Powered Apparatus	12/909,318	10/21/2010	9,234,582	01/12/2016	09/08/2033
Thomson Industries, Inc.	United States	Linear Motion Bearing With Plate Retaining Structure Having a Plurality of Pieces	13/810,096	07/15/2011	8,702,309	04/22/2014	07/15/2031
Thomson Industries, Inc.	United States	Linear Motion Bearing With Interlock Structure	13/810,239	07/15/2011	8,979,373	03/17/2015	08/05/2031
Thomson Industries, Inc.	United States	Linear Bearing With Improved Outer Housing Sleeve	14/750,263	06/25/2015	9,512,877	12/06/2016	07/15/2031
Thomson Industries, Inc.	United States	Linear Bearing With Modular Bearing Segments	14/610,344	01/30/2015	9,689,426	06/27/2017	08/31/2031
Thomson Industries, Inc.	United States	Linear Bearing With Nested Bearing Tracks	13/810,264	07/15/2011	9,080,603	07/14/2015	07/15/2031

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
Thomson Industries, Inc.	United States	Linear Bearing With Nested Bearing Tracks	14/727,158	06/01/2015	9,599,154	03/21/2017	07/15/2031
Thomson Industries, Inc.	United States	Linear Motion Bearing System With Self-Aligning Rail	13/812,608	07/27/2011	9,217,466	12/22/2015	07/27/2031
Thomson Industries, Inc.	United States	Clam Shell Linear Motion Bearing Assembly	13/814,830	08/10/2011	8,998,490	04/07/2015	08/10/2031
Thomson Industries, Inc.	United States	Linear Actuator	13/823,254	09/23/2011	9,453,563	09/27/2016	09/23/2031
Thomson Industries, Inc.	United States	Hybrid Clam-Shell Linear Bearing	13/485,070	05/31/2012	9,212,695	12/15/2015	05/31/2032
Thomson Industries, Inc.	United States	Taper Lock Apparatus	14/307,949	06/18/2014	9,482,324	11/01/2016	06/18/2034
Thomson Industries, Inc.	United States	Linear Drive Assembly	15/207,656	07/12/2016	9,874,249	01/23/2018	06/18/2034
Thomson Industries, Inc.	United States	Injection Molded Blank for Lead Screw, Rotor-Blank Assembly and Method for Producing Same	14/911,818	07/21/2014	9,735,646	08/15/2017	07/21/2034
Thomson Industries, Inc.	United States	Secondary Drive Coupling for Use With a Shaft	14/934,374	11/06/2015	10,274,063	04/30/2019	06/23/2036
Thomson Industries, Inc.	United States	Differential Lock Actuation and Control	15/913,075	03/06/2018	10,683,921	06/16/2020	09/25/2038
Thomson Industries, Inc.	United States	Rotary Actuator	29/633,760	01/16/2018	D844038	03/26/2019	03/26/2034

Owner	Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date

Warner Electric LLC	United States	Electromechanical Screw Drive Actuator	10/609,883	06/30/2003	6,927,513	08/09/2005	08/22/2023

Kilian Manufacturing Corporation	United States	Bearing Assembly for a Steering Assembly	11/773,715	07/05/2007	7,637,667	12/29/2009	07/16/2028

Intellectual Property

United States Trademarks and Trademark Applications

Schedule IV to the Guarantee and

Collateral Agreement

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Altra Industrial Motion Corp.	United States	A & Design	78/560,930	02/04/2005	3,146,781	09/19/2006	09/19/2026
Altra Industrial Motion Corp.	United States	ALTRA INDUSTRIAL MOTION	76/621,069	11/17/2004	3,360,155	12/25/2007	12/25/2027

American Precision Industries, Inc.	United States	DELEVAN	78/604,157	04/07/2005	3,095,287	05/23/2006	05/23/2026
American Precision Industries, Inc.	United States	DELEVAN	90/171,889	09/10/2020	6,443,003	08/03/2021	09/10/2030

Boston Gear LLC	United States	BEAR-N-BRONZ	71/665,847	05/06/1954	603,829	03/29/1955	03/29/2025
Boston Gear LLC	United States	BG & Design	71/327,723	06/04/1932	298,486	10/25/1932	10/25/2022
Boston Gear LLC	United States	BOST-BRONZ	71/597,836	05/20/1950	547,544	09/04/1951	09/04/2021
Boston Gear LLC	United States	BOST-BRONZ & Design (stylized)	71/677,082	11/22/1954	612,905	09/27/1955	09/27/2025
Boston Gear LLC	United States	BOST-FLEX	73/163,090	03/21/1978	1,111,218	01/16/1979	01/16/2029

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Boston Gear LLC	United States	BOSTON	71/535,926	09/27/1947	522,912	03/28/1950	03/28/2030
Boston Gear LLC	United States	BOSTON & Design	73/514,378	12/19/1984	1,374,572	12/10/1985	12/10/2025
Boston Gear LLC	United States	BOSTON GEAR	72/338,165	09/17/1969	905,805	01/12/1971	01/12/2031
Boston Gear LLC	United States	BOSTON GEAR	72/338,166	09/17/1969	905,846	01/12/1971	01/12/2031
Boston Gear LLC	United States	BOS-TRONG & Design	72/251,147	07/27/1966	837,074	10/17/1967	10/17/2027
Boston Gear LLC	United States	CENTRIC	73/434,105	07/11/1983	1,365,217	10/15/1985	10/15/2025
Boston Gear LLC	United States	CENTRIGARD	78/774,995	12/16/2005	3,374,068	01/22/2008	01/22/2028
Boston Gear LLC	United States	DCX	74/151,919	03/27/1991	1,689,927	06/02/1992	06/02/2022
Boston Gear LLC	United States	DOMED CROWN	86/706,894	07/28/2015	5,083,256	11/15/2016	11/15/2026
Boston Gear LLC	United States	GEARHEAD EXPRESS	75/536,127	08/13/1998	2,488,100	09/11/2001	09/11/2031
Boston Gear LLC	United States	MICRON	71/654,910	10/16/1953	606,358	05/24/1955	05/24/2025
Boston Gear LLC	United States	MOTOR MULTIPLIER	73/184,680	09/05/1978	1,131,648	03/11/1980	03/11/2030
Boston Gear LLC	United States	OPTIMOUNT	72/046,238	02/20/1958	670,192	11/25/1958	11/25/2028
Boston Gear LLC	United States	POSIVENT	76/423,536	06/20/2002	2,875,347	08/17/2004	08/17/2024

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Boston Gear LLC	United States	RATIOTROL	72/137,450	02/07/1962	743,713	01/15/1963	01/15/2023
Boston Gear LLC	United States	STABILI SEAL	78/564,645	02/10/2005	3,131,135	08/15/2006	08/15/2026
Boston Gear LLC	United States	TRUE PLANETARY	74/610,671	12/13/1994	1,937,231	11/21/1995	11/21/2025

Guardian Couplings LLC	United States	GUARD-FLEX	86/571,085	03/20/2015	4,912,410	03/08/2016	03/08/2026
Guardian Couplings LLC	United States	GUARDEX	86/285,572	05/19/2014	4,663,395	12/30/2014	12/30/2024
Guardian Couplings LLC	United States	GUARDIAN	87/410,452	04/13/2017	5,329,032	11/07/2017	11/07/2027

Inertia Dynamics, LLC	United States	UNIBRAKE	72/219,817	05/26/1965	809,205	05/31/1966	05/31/2026
Inertia Dynamics, LLC	United States	DYNACORP	86/649,763	06/03/2015	4,885,322	01/12/2016	01/12/2026

Jacobs Vehicle Systems, Inc.	United States	ACTIVE DECOMPRESSION TECHNOLOGY	87/245,320	11/22/2016	6,373,189	06/01/2021	06/01/2031
Jacobs Vehicle Systems, Inc.	United States	ADT	87/245,251	11/22/2016	6,273,007	02/16/2021	02/16/2031

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Jacobs Vehicle Systems, Inc.	United States	EVOLVE BY JACOBS	77/636,138	12/18/2008	4,403,543	09/17/2013	09/17/2023
Jacobs Vehicle Systems, Inc.	United States	HPD	87/241,239	11/18/2016
Jacobs Vehicle Systems, Inc.	United States	J & Design	73/672,521	07/17/1987	1,490,083	05/31/1998	05/31/2028
Jacobs Vehicle Systems, Inc.	United States	JACOBS	75/103,122	05/13/1996	2,222,114	02/09/1999	02/09/2029
Jacobs Vehicle Systems, Inc.	United States	JACOBS ENGINE BRAKE & Design (stylized)	76/134,897	09/25/2000	2,575,531	06/04/2002	06/04/2022
Jacobs Vehicle Systems, Inc.	United States	JACOBS EXHAUST BRAKE & Design (stylized)	76/134,683	09/25/2000	2,597,144	07/23/2002	07/23/2022
Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/253,448	08/13/2007	3,589,708	03/17/2009	03/17/2029
Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/611,098	11/10/2008	3,635,163	06/09/2009	06/09/2029

Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/654,260	01/22/2009	3,759,975	03/16/2020	03/16/2030

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Design (stylized)	76/532,279	07/24/2003	2,864,614	07/20/2004	07/20/2024
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/611,096	11/10/2008	3,635,162	06/09/2009	06/09/2029
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/253,454	08/13/2007	3,589,709	03/17/2009	03/17/2029
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/654,216	01/22/2009	3,663,312	08/04/2009	08/04/2029
Jacobs Vehicle Systems, Inc.	United States	JVS ENGINEERING & Design	86/062,053	09/11/2013	5,332,299	11/14/2017	11/14/2027
Jacobs Vehicle Systems, Inc.	United States	ROBO-LASH	75/076,865	03/22/1996	2,122,829	12/23/1997	12/23/2027
Jacobs Vehicle Systems, Inc.	United States	THE JOURNEY CONTINUES	85/273,189	03/22/2011	4,134,189	05/01/2012	05/01/2022

Kollmorgen Corporation	United States	AKD	77/557,949	08/28/2008	3,693,882	10/06/2009	10/06/2029
Kollmorgen Corporation	United States	AKM	77/612,958	11/12/2008	3,638,836	06/16/2009	06/16/2029
Kollmorgen Corporation	United States	BRONCO	88/085,136	08/20/2018	5,792,152	07/02/2019	07/02/2029

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Kollmorgen Corporation	United States	KOLLMORGEN	78/447,539	07/08/2004	3,053,461	01/31/2006	01/31/2026
Kollmorgen Corporation	United States	KOLLMORGEN	90/648,203	04/15/2021
Kollmorgen Corporation	United States	KOLLMORGEN CARTRIDGE DDR	78/637,684	05/26/2005	3,191,405	01/02/2007	01/02/2027
Kollmorgen Corporation	United States	KOLLMORGEN GOLDLINE	75/381,493	10/29/1997	2,231,789	03/16/1999	03/16/2029
Kollmorgen Corporation	United States	MOTIONEERING	75/368,832	10/06/1997	2,201,427	11/03/1998	11/03/2028
Kollmorgen Corporation	United States	MOTION LINK	75/182,350	10/16/1996	2,115,875	11/25/1997	11/25/2027
Kollmorgen Corporation	United States	POWERMAX II	74/018,540	01/12/1990	1,634,654	02/12/1991	02/12/2031
Kollmorgen Corporation	United States	SAFEMOTION	90/165,283	09/08/2020
Kollmorgen Corporation	United States	SERVOSTAR	75/182,352	10/16/1996	2,179,949	08/11/1998	08/11/2028
Kollmorgen Corporation	United States	SLO-SYN	72/066,177	01/20/1959	685,066	09/15/1959	09/15/2029
Kollmorgen Corporation	United States	SLO-SYN	72/176,327	09/14/1963	777,758	09/29/1964	09/29/2024
Kollmorgen Corporation	United States	SMM	90/165,315	09/08/2020

TB Wood's Incorporated	United States	ALL-PRO	75/290,731	05/12/1997	2,165,737	06/16/1998	06/16/2028
TB Wood's Incorporated	United States	DISCO-TORQUE	72/285,224	11/20/1967	859,264	10/29/1968	10/29/2028

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
TB Wood's Incorporated	United States	DURA-FLEX	73/158,649	02/13/1978	1,116,828	04/24/1979	04/24/2029
TB Wood's Incorporated	United States	G-FLEX	77/397,102	02/14/2008	3,501,631	09/16/2008	09/16/2028
TB Wood's Incorporated	United States	QT POWER CHAIN	76/403,299	05/02/2002	2,723,745	06/10/2003	06/10/2023
TB Wood's Incorporated	United States	ROTO-CAM	72/285,223	11/20/1967	859,263	10/29/1968	10/29/2028
TB Wood's Incorporated	United States	SURE-FLEX	72/043,720	01/09/1958	668,649	10/21/1958	10/21/2028
TB Wood's Incorporated	United States	SURE-FLEX PLUS	86/622,002	05/07/2015	4,884,899	01/12/2016	01/12/2026
TB Wood's Incorporated	United States	SURE-GRIP	71/575,508	03/15/1948	646,423	06/04/1957	06/04/2027
TB Wood's Incorporated	United States	SURE-GRIP	73/136,699	08/08/1977	1,109,150	12/19/1978	12/19/2028
TB Wood's Incorporated	United States	TB WOOD'S	87/110,177	07/20/2016	5,159,886	03/14/2017	03/14/2027
TB Wood's Incorporated	United States	W TB WOOD'S & Design	75/107,136	05/20/1996	2,059,245	05/06/1997	05/06/2027

Thomson Industries, Inc.	United States	60 CASE	71/697,339	10/28/1955	639,298	01/01/1957	01/01/2027
Thomson Industries, Inc.	United States	BALL BUSHING	71/696,601	10/17/1955	650,866	08/27/1957	08/27/2027

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	ELECTRAK	74/454,784	11/05/1993	1,893,972	05/16/1995	05/16/2025
Thomson Industries, Inc.	United States	FLOURONYLINER	75/031,969	12/13/1995	2,118,346	12/02/1997	12/02/2027
Thomson Industries, Inc.	United States	LINEARLUBE	74/041,892	03/26/1990	1,704,076	07/28/1992	07/28/2022
Thomson Industries, Inc.	United States	LINEARRACE	78/694,290	08/17/2005	3,120,696	07/25/2006	07/25/2026
Thomson Industries, Inc.	United States	MICROGUIDE	78/137,012	06/19/2002	2,824,081	03/16/2004	03/16/2024
Thomson Industries, Inc.	United States	MICROSTAGE	75/360,251	09/19/1997	2,279,900	09/21/1999	09/21/2029

Thomson Industries, Inc.	United States	MULTITRAC	74/104,861	10/11/1990	1,717,036	09/15/1992	09/15/2022

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	MULTITRAC BALL BUSHING	74/104,860	10/11/1990	1,740,447	12/15/1992	12/15/2022
Thomson Industries, Inc.	United States	PERFORMANCE PAK	73/825,795	09/18/1989	1,590,572	04/10/1990	04/10/2030
Thomson Industries, Inc.	United States	PPA	73/825,810	09/18/1989	1,591,717	04/17/1990	04/17/2030
Thomson Industries, Inc.	United States	QUICKSLIDE	74/131,674	01/22/1991	1,722,910	10/06/1992	10/06/2022
Thomson Industries, Inc.	United States	RAPIDTRAK	78/537,517	12/23/2004	3,050,141	01/24/2006	01/24/2026
Thomson Industries, Inc.	United States	ROUNDWAY	72/131,528	11/07/1961	737,512	09/11/1962	09/11/2022

Thomson Industries, Inc.	United States	SMART RAIL	74/718,733	08/22/1995	2,184,381	08/25/1998	08/25/2028

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	SUPER BALL BUSHING	73/802,967	05/26/1989	1,576,046	01/09/1990	01/09/2030
Thomson Industries, Inc.	United States	SUPER PLUS BALL BUSHING	74/118,761	11/28/1990	1,804,986	11/16/1993	11/16/2023
Thomson Industries, Inc.	United States	SUPER SMART	85/088,633	07/20/2010	4,313,434	04/02/2013	04/02/2023
Thomson Industries, Inc.	United States	SUPER SMART BALL BUSHING	74/414,318	07/19/1993	1,867,461	12/13/1994	12/13/2024
Thomson Industries, Inc.	United States	SUPERSLIDE	73/816,698	08/03/1989	1,590,556	04/10/1990	04/10/2030
Thomson Industries, Inc.	United States	TI & Design	72/219,163	05/06/1965	817,732	11/01/1966	11/01/2026

Thomson Industries, Inc.	United States	TI & Design	90/525,347	02/11/2021

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	T THOMSON	78/500,654	10/15/2004	3,134,977	08/29/2006	08/29/2026
Thomson Industries, Inc.	United States	T THOMSON FIRST IN LINEAR MOTION TECHNOLOGY & Design	74/096,551	09/13/1990	1,811,339	12/14/1993	12/14/2023
Thomson Industries, Inc.	United States	T THOMSON INDUSTRIES, INC. & Design	74/096,028	09/11/1990	1,787,261	08/10/1993	08/10/2023
Thomson Industries, Inc.	United States	T THOMSON PRECISION BALL COMPANY, LLC & Design	74/423,426	08/10/1993	1,877,400	02/07/1995	02/07/2025
Thomson Industries, Inc.	United States	THOMSON	72/187,815	03/02/1964	789,637	05/18/1965	05/18/2025
Thomson Industries, Inc.	United States	XR	73/349,613	02/10/1982	1,229,306	03/08/1983	03/08/2023

Ameridrives International, LLC	United States	AMERICARDAN	75/621,192	01/15/1999	2,488,262	09/11/2001	09/11/2031

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Ameridrives International, LLC	United States	AMERIDISC	86/714,069	08/04/2015	4,950,024	05/03/2016	05/03/2026
Ameridrives International, LLC	United States	AMERIDRIVES	75/204,229	11/25/1996	2,168,489	06/23/1998	06/23/2028
Ameridrives International, LLC	United States	AMERIDRIVES	85/239,878	02/11/2011	4,022,613	09/06/2011	09/06/2031
Ameridrives International, LLC	United States	AMERIFLEX	72/444,883	01/02/1973	1,000,720	12/31/1974	12/31/2024
Ameridrives International, LLC	United States	AMERIGEAR	78/373,119	02/24/2004	2,951,600	05/17/2005	05/17/2025
Ameridrives International, LLC	United States	THE AMERIGEAR FULLY CROWNED TOOTH	78/373,135	02/24/2004	2,980,971	08/02/2005	08/02/2025
Ameridrives International, LLC	United States	AMERILOC	85/105,761	08/12/2010	3,995,157	07/12/2011	07/12/2021

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Ameridrives International, LLC	United States	FORM-FLEX	75/273,175	04/11/1997	2,152,362	04/21/1998	04/21/2028
Ameridrives International, LLC	United States	TORSI-LOCK	85/105,775	08/12/2010	4,061,095	11/22/2011	11/22/2031
Ameridrives International, LLC	United States	TRI-WASHER	88/337,546	03/13/2019	6,175,975	10/13/2020	10/13/2030

Formsprag LLC	United States	BC MA	77/649,950	01/15/2009	3,850,875	09/21/2010	09/21/2030
Formsprag LLC	United States	CEBMAG	73/513,313	12/13/1984	1,352,456	08/06/1985	08/06/2025
Formsprag LLC	United States	CECON	78/300,412	09/15/2003	2,871,858	08/10/2004	08/10/2024
Formsprag LLC	United States	MARLAND	76/118,280	08/28/2000	2,667,819	12/31/2002	12/31/2022

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date

Kilian Manufacturing Corporation	United States	KILIAN	73/277,508	09/11/1980	1,216,354	11/16/1982	11/16/2022

Intellectual Property

United States Copyrights and Copyright Applications

None.

Schedule IV to the Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit A to the Guarantee and

Collateral Agreement FORM OF SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This SUPPLEMENT NO. [●] (this “Supplement”), dated as of [●], 20[●], to the Guarantee and Collateral Agreement, dated as of November 17, 2021 (the “Guarantee and Collateral Agreement”), by and among ALTRA INDUSTRIAL MOTION CORP., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)), is entered into by and between the New Subsidiary (as defined below) and the Collateral Agent.

(a)
Reference is made to the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and BMO, as administrative agent for the Lenders and as Collateral Agent.

(b)
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement and if not defined therein, such capitalized terms shall have the meanings assigned to such terms in the Credit Agreement.

(c)
The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 8.16 of the Guarantee and Collateral Agreement provides that additional Restricted Subsidiaries may become Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 8.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder and

(b)
represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary and (c) without limiting clause (a) above, irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets, whether now owned or hereafter acquired” of the New Subsidiary or words of similar effect or of a lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including
(A)
whether the New Subsidiary is an organization, the type of organization and any organizational identification number issued to the New Subsidiary and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and the

New Subsidiary agrees to provide such information required for any such filing to the Collateral Agent promptly upon request. Each reference to a “Grantor” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by fax, “.pdf”, or other similar electronic format shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock owned by the New Subsidiary and the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and (ii) any and all Pledged Debt Securities now owned by the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and complete list of all (i) Patents that have been granted by the United States Patent and Trademark Office and Patents for which United States applications are published and pending, (ii) Copyrights that have been registered with the United States Copyright Office and Copyrights for which United States registration applications are pending, (iii) Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and

(iv)
exclusive Copyright Licenses under which the New Subsidiary is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type of mark, registration or application number, a brief description thereof and, if applicable, the licensee and licensor and date of license agreement, (c) set forth on Schedule III attached hereto is a true and complete list of all Commercial Tort Claims in respect of which a complaint or a counterclaim has been filed by the New Subsidiary, seeking damages in an amount reasonably estimated to exceed $10,000,000, including a summary description of such claim and (d) set forth on Annex A hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization or formation.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

2

The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.02 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Company as provided in Section 9.02 of the Credit Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its out- of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent, to the extent provided for in Section 9.04 of the Credit Agreement as if each reference therein to “Company” or “Borrower” were a reference to “New Subsidiary”.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:

Name:

Title:

BANK OF MONTREAL, as

Collateral Agent,

By:

Name:

Title:

Annex A to Supplement [●] to the

Guarantee and Collateral Agreement NEW SUBSIDIARY CORPORATE INFORMATION

Legal Name	Address	Jurisdiction of Formation

Schedule I to Supplement No. [●] to the

Guarantee and Collateral Agreement

Collateral of the New Subsidiary

EQUITY INTERESTS

Grantor Registered Owner	Issuer	Jurisdiction of Organization of Issuer	Number and Class of Equity Interest	Number of Certificate	Percentage of Equity Interests Outstanding

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule II to Supplement No. [●] to the

Guarantee and Collateral Agreement

INTELLECTUAL PROPERTY

[To be attached.]

Schedule III to Supplement No. [●] to the

Guarantee and Collateral Agreement

COMMERCIAL TORT CLAIMS

[●]

Exhibit B to the Guarantee and

Collateral Agreement

FORM OF PERFECTION CERTIFICATE

[●], 20[●]

Reference is made to the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable), among Altra Industrial Motion Corp. (the “US Company”), Altra Industrial Motion UK Holding Limited (the “UK Company”), Altra Industrial Motion Switzerland Sarl. (the “Swiss Company”, and together with the US Company and the UK Company, collectively, the “Companies”) certain other Subsidiaries of the US Company from time to time party thereto pursuant to Section 2.25 of the Credit Agreement (each, a “Designated Borrower” and, together with the Companies, the “Borrowers” and each, a “Borrower”), the lenders from time to time party thereto and Bank of Montreal, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Secured Parties (together in its capacity as Administrative Agent and Collateral Agent, the “Agent”).

The undersigned, a Responsible Officer of the Company, hereby certifies to the Agent as follows:

•
Names. (a) Set forth on Schedule 1(A), with respect to each Grantor, is (i) the exact legal name of each Grantor, as such name appears in its respective certificate of formation or organization, (ii) each other legal name each Grantor has had in the past five years, together with the date of the relevant change and (iii) each other name (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years.

(b) Except as set forth on Schedule 1(B), no Grantor has changed its legal identity or corporate structure in any way within the past five years. Changes in legal identity or corporate structure would include mergers, consolidations and acquisitions (including acquisitions of all or substantially all of the assets of another Person), as well as any change in the form, nature or jurisdiction of organization. With respect to any such change that has occurred within the past five years, set forth on Schedule 1(b) is the information required by clauses (i) and (ii) of Section 1(a) above as to each acquiree or constituent party to such merger, consolidation or acquisition (each, a “Predecessor Entity”).

•
Current Locations. (a) Set forth on Schedule 2(A) opposite the name of each Company and each other Grantor (and, in the case of clauses (i) and (ii) of this Section 2(a), each Predecessor Entity as of immediately prior to the relevant change in legal identity or corporate structure) is (i) the jurisdiction of formation or organization of such Person, (ii) the chief executive office of such Person and (iii) each location where such Grantor maintains any books or records relating to any Account.

(b) Set forth on Schedule 2(B) opposite the name of each Company and each other Grantor are all the material places of business of such each Company and each other Grantor, as applicable, not identified in Schedule 2(A).

3
UCC Filings. Attached hereto as Schedule 3 is a schedule setting forth, with respect to each Grantor, the UCC filing office or county recorder’s office in which a UCC filing is required to be made to perfect the Collateral Agent’s security interest in the Collateral.

4
Stock Ownership and other Equity Interests. Attached hereto as Schedule 4 is a true and correct list, for each Grantor, of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests owned by such Grantor, in each case specifying the issuer and certificate number of, and the number and percentage of ownership represented by, such Equity Interests.

5
Debt Instruments. Attached hereto as Schedule 5 is a true and correct list, for each Grantor, of all promissory notes and other evidence of Indebtedness evidencing (a) Indebtedness of the Company and each Subsidiary owing to such Grantor and (b) Indebtedness of any other Person owing to such Grantor in a principal amount of at least $10,000,000, in each case specifying the debtor thereunder and the type and outstanding principal amount thereof.

6
Mortgage Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to clause (c) below and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Agent to obtain a perfected security interest therein.

7
Intellectual Property. Attached hereto as Schedule 7(A), in proper form for filing with the United States Patent and Trademark Office, is a schedule setting forth, with respect to each Grantor, each United States issued Patent and each United States published Patent application owned by such Grantor, and the name of the registered owner, title, and registration or application number thereof.

Attached hereto as Schedule 7(B), in proper form for filing with the United States Patent and Trademark Office, is a schedule setting forth, with respect to each Grantor, each United States registered Trademark and each United States Trademark application owned by such Grantor, and the name of the registered owner and the registration or application number thereof.

Attached hereto as Schedule 7(C), in proper form for filing with the United States Copyright Office, is a schedule setting forth, with respect to each Grantor, (i) each United States registered Copyright owned by such Grantor, and the name of the registered owner, the title and the registration number thereof and (ii) each exclusive Copyright License granted to such Grantor (with such Grantor as a licensee).

8
Commercial Tort Claims. Attached hereto as Schedule 8 is a true and correct list of commercial tort claims in excess of $10,000,000 held by any Grantor, including a brief description thereof.

9
Letter-of-Credit Rights. Attached hereto as Schedule 9 is a true and correct list of all letters of credit issued in favor of any Grantor with a face amount of at least $10,000,000,

2

including the name and address of the issuer (and if applicable, the confirmer) with respect to such letter of credit.

•
Chattel Paper. Attached hereto as Schedule 10 is a true and complete list, for each Grantor, of all chattel paper (whether tangible and electronic) owned by such Grantor, specifying the Grantor and obligor thereunder, the type, the due date and outstanding principal amount thereof.

[Signature page follows]

3

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first set forth above.

ALTRA INDUSTRIAL MOTION CORP.

by

Name:[●]

Title: [●]

ALTRA INDUSTRIAL MOTION UK HOLDING LIMITED

by

Name:[●]

Title: [●]

ALTRA INDUSTRIAL MOTION SWITZERLAND GMBH

by

Name:[●]

Title: [●]

[Signature Page to Perfection Certificate]

Schedule 1(A)

Legal and Other Names

Exact Legal Name	Former Legal Names (including date of change)	Other Names

Schedule 1(B)

Changes in Legal Identity or Corporate Structure

Grantor	Description of Change	Legal Name of Constituent/Acquiree	Former Legal Name of Constituent/Acquiree (including date of change)

Schedule 2(A)

Locations

Grantor / Predecessor Entity	Jurisdiction of Organization	Chief Executive Office	Location of Books and Records

Schedule 2(B)

Other Material Places of Business

Grantor	Location

Schedule 3

UCC-1 Filings

Grantor	Jurisdiction	UCC Filing Office / Local Filing Office

Schedule 4

Equity Interests

Grantor	Issuer	Jurisdiction of Organization of Issuer	Number; Class of Shares/Interests	Certificated? (If yes, certificate number(s)?)	Percentage of Ownership Interest

Schedule 5

Debt Instruments

Grantor (Creditor)	Issuer (Debtor)	Type of Instrument	Outstanding Principal Amount
[ ]	[ ]	[ ]	[ ]

Schedule 6

Mortgage Filings

Address of Mortgaged Property	Owner (Grantor)	Current Record Owner(s) (if different than Grantor according to filing office)	Filing Office

Schedule 7(A)

Intellectual Property

United States Patents and Patent Applications

Registered Owner	Title of Patent	Registration/Application Number	Expiration Date

Schedule 7(B)

Intellectual Property

United States Trademarks and Trademark Applications

Registered Owner	Mark	Application/Registration Number	Expiration Date

Schedule 7(C)

Intellectual Property

United States Copyrights and Copyright Applications

Registered Owner (Grantor)	Title	Registration/Application Number	Expiration Date

United States Exclusive Copyright Licenses

Licensee (Grantor)	Licensor	Title	Registration Number	Expiration Date

Schedule 8

Commercial Tort Claims

[ ].

Schedule 9

Letter-of-Credit Rights

Grantor	Date of Letter of Credit	Issuer (Name and Address)	Confirmer (Name and Address)	Value

Schedule 10

Chattel Paper

[ ]

Exhibit C to the Guarantee and

Collateral Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [●], 20[●] (this “Agreement”), is entered into by and between [●], a [●] [●] (the “Grantor”), and BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Altra Industrial Motion Corp., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and BMO, as administrative agent and as collateral agent. The Lenders have agreed to extend credit to the Company and the Designated Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantor will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

•
all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule I attached hereto;

•
all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

•
income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect to any of the foregoing; and

•
rights to sue for past, present and future infringement, misappropriation or other violations of any of the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 5. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[●], as Grantor

By:

Name:

Title:

3

BANK OF MONTREAL, as Collateral Agent,

By:

Name:

Title:

4

Schedule I to Exhibit C to the

Guarantee and Collateral Agreement

SCHEDULE I

Patents [●]

Exhibit D to the Guarantee and

Collateral Agreement FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [●], 20 [●] (this “Agreement”), is entered into by and between [●], a [●] [●] (the “Grantor”), and BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Altra Industrial Motion Corp., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and BMO, as administrative agent and as collateral agent. The Lenders have agreed to extend credit to the Company and the Designated Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantor will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(eee)
all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule I attached hereto (the “Trademarks”);

(fff)
all goodwill associated with or symbolized by the Trademarks;

(ggg)
all other assets, rights and interests that uniquely reflect or embody such goodwill;

(iv)
income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect to any of the foregoing; and

(v)
rights to sue for past, present and future infringement, misappropriation or other violations of any of the foregoing;

but excluding any intent-to-use trademark or service mark application prior to the filing of, and acceptance of, a “Statement of Use” or “Amendment to Allege Use” with the United States Patent and Trademark Office with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 5. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[●], as Grantor

By:

Name:

Title:

3

BANK OF MONTREAL, as Collateral Agent,

By:

Name:

Title:

4

Schedule I to Exhibit D to the

Guarantee and Collateral Agreement

SCHEDULE I

Trademarks [●]

5

Exhibit E to the Guarantee and

Collateral Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [●], 20[●] (this “Agreement”), is entered into by and between [●], a [●] [●] (the “Grantor”), and BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Altra Industrial Motion Corp., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and BMO, as administrative agent and as collateral agent. The Lenders have agreed to extend credit to the Company and the Designated Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantor will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(hhh)
all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the medium of fixation or means of expression;

(iii)
all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule I attached hereto;

(jjj)
all exclusive Copyright Licenses under which any Grantor is a licensee;

(kkk)
income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect to any of the foregoing; and

(v)
rights to sue for past, present and future infringement, misappropriation or other violations of any of the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 5. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[●], as Grantor

By:

Name:

Title:

3

BANK OF MONTREAL, as Collateral Agent,

By:

Name:

Title:

4

Schedule I to Exhibit E to the

Guarantee and Collateral Agreement

SCHEDULE I

Copyrights [●] Exclusive Copyright Licenses [●]